Breakthrough in Audio Technology HyperSound Overview April 2016

NASDAQ:HEAR Important Cautions Regarding Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are statements that are not historical facts including statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend,” “foresee,” and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties that could cause Turtle Beach Corporation’s results to differ materially from those described in the forward-looking statements include, for example, statements regarding benefits of the recently completed merger, integration plans, expected synergies, market opportunities, future products and anticipated future financial and operating performance and results, including estimates for growth, and the other factors discussed in our public filings, including the section entitled “Risk Factors” in Turtle Beach’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other periodic reports filed with the SEC and available on the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Turtle Beach Corporation undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation also contains trademarks and trade names that are property of their respective owners. 1 © 2016 Turtle Beach Corporation. All Rights Reserved.

HyperSound Overview

TURTLE BEACH CORPORATION NASDAQ:HEAR

HYPERSOUND

- *HyperSound* is a breakthrough audio technology that enables directed sound
- Addressable markets include healthcare, commercial, consumer and licensing
- Launched first HyperSound Hearing Healthcare Product - **HyperSound Clear™ 500P** - into the **$5 billion** hearing care market in Q4-15
- HyperSound products and technology are covered by numerous patents
- HyperSound is a brand of **Turtle Beach Corporation,** a leading innovative audio technology company


HYPERSOUND

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NASDAQ:HEAR HyperSound Technology 3 New Sound Delivery Mechanism - Thin panels generate ultrasound beam - Audio is injected into the ultrasound beam - Sound is created in the air along the beam - Fundamentally new and different approach to audio Multiple, Unique Benefits - Highly controlled direction of sound - Full 3D surround sound with 2 emitters (vs. 5 or 7 speakers) - Significantly higher level of clarity of audio to the listener

How HyperSound Creates a Beam of Audio?

TURTLE BEACH CORPORATION NASDAQ:HEAR
HYPERSOUND

HyperSound technology generates an ultrasonic beam that is highly directional and converts to audible sound in the air. This sound is directional over longer distances than traditional loudspeakers.


HS Emitter
Audible sound is highly directional over long distances
Ultrasonic energy column is highly directional

- First, an audio signal is processed and modulated onto an ultrasonic carrier, amplified, and then sent to the HyperSound emitter. At this point, the emitted ultrasonic wave is inaudible.
- As the ultrasonic wave is emitted into the air, the ultrasonic signal is demodulated as a result of the parametric array effect and becomes audible.
- This demodulated audio wave retains the directivity of the ultrasonic wave, thus producing an audio beam (audio within the audible frequency range).


Audio Signal
Modulation & Processing
Amplifier
Ultrasonic Beam
Audio Beam
Ultrasonic Carrier
HS Emitter
Indicates areas of HyperSound proprietary innovation and patents

4

What Makes HyperSound Unique and Proprietary?

TURTLE BEACH CORPORATION NASDAQ:HEAR

HYPERSOUND

Three Key Areas of Innovation & Proprietary Technology Power our HyperSound Audio System

Audio In



Proprietary Digital Signal Processing

- Pre-processing of audio signal (EQ, compression, limiters)
- Post-processing of combined signal

Benefits

✓ Lower distortion
✓ Improved audio performance
✓ Improved frequency response
✓ Exceptional transient response

Proprietary Transduction & Amplification

- Invention and use of transductor
- Self-bias
- Amplification circuitry

Benefits

✓ Low voltage cables
✓ Lower power consumption
✓ Simpler cabling

Proprietary Emitters

- Broke size barrier for thin film
- Innovation in back-plate configuration
- Designed for mass production
- Transparency

Benefits

✓ Lower cost
✓ Improved audio output & performance
✓ Smaller size
✓ Diverse applications

HYPERSOUND

Out



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NASDAQ:HEAR 26 28 35 59 20 68 86 108 Jan 2013 Jan 2014 Jan 2015 Mar 2016² Pending Issued  HyperSound innovations:  Emitter construction  Ultrasound and emitter electronics  Digital signal processing techniques  Headset innovations:  Audio processing  Gaming specific features 121 96 46 167 6 1) Includes headset patents as well. 2) As of March 31, 2016. Strong & Rapidly Growing Patent Portfolio¹

HyperSound Target Markets

TURTLE BEACH CORPORATION NASDAQ:HEAR

HYPERSOUND

Market	Strategy	Status / Plan
Healthcare	Leverage the improved sound clarity and speech intelligibility HyperSound Clear 500P delivers to sell living room audio add-on for people with hearing loss selling into $5B hearing market	• FDA clearance of HyperSound Clear 500P, clinical testing demonstrating benefit • Product completed after two years of development and launched mid Q4-15 • Many of largest players in hearing market are channel partners • Product now in initial months of sales through hearing aid channels • Development work ongoing in multiple other potential hearing areas
Commercial	Enables retailers and retail display manufacturers to add focused zone of audio to large array of retail displays (22M digital displays, 17M retail kiosks, 3M interactive displays)	• 1st-gen product done and selling since 2011 • Commercial solution deployed in 900+ Best Buy stores (Activision retail display) • Multiple pilots in progress and growing pipeline of opportunities • Secondary focus to healthcare above • Continue product improvement and add new SKUs
Consumer	Utilize the 3D nature of HyperSound to create individual surround sound experience with two emitters	• Initial consumer testing done with positive results • Preliminary products in concept stage • Initiate more formal product development in 2017
Licensing	Leverage broad applications of HyperSound into external, licensed markets	• Opportunities in automotive, government and commercial audio • Multiple research activities underway with promising early results • Initiate more focused pursuit in 2017

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HyperSound Healthcare Market Strategy

TURTLE BEACH CORPORATION NASDAQ:HEAR

HYPERSOUND

- **Hire Leader:** Former president/CEO of two large hearing aid companies hired in 2014 to lead HyperSound
- **Get Clearance for Medical Device:** FDA 510(k) clearance in Feb 2014 allows us to market the product “to improve clarity and comprehension of sounds with or without use of hearing aids”
- **Commercialize Product:** Two years of product development on HyperSound Clear 500P completed with shipments started late Oct 2015
- **Sell As Hearing Product:** Now sold through Hearing Health Care professionals for MSRP of $1,675 and programmable for specific user’s hearing profile
- **Set-up Sales Channel:** Signed channel relationships giving us access to 5,600+ prospective hearing health offices and retail locations in the U.S. – representing ~45% of total distribution points
- **Scale Manufacturing:** Partnered with leading electronics manufacturer Foxconn and producing in Mexico



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HyperSound Clear 500P – Entering a $5 Billion Hearing Health Market

TURTLE BEACH CORPORATION NASDAQ:HEAR

HYPERSOUND

- Global hearing health market size estimated at **$5B**[1]
- 35-40% of people 65+ suffer from hearing loss[1]
- **~13M hearing aids** are sold annually[1]
- Potential **complementary and incremental revenue stream** for audiologists given low conversion rates on hearing aids
  - ~4% in ages 50-59[2]
  - ~7% in ages 60-69
  - ~17% in ages 70-79
  - ~22% in ages 80+[2]
- Two successful patient preference studies of HyperSound Clear 500P completed[3]
  - 79% said HyperSound Clear 500P improved their ability to hear and understand speech
  - 69% said they would either maybe, probably or definitely purchase

360 Million or 5% of the World's Population Suffer from Hearing Loss[1]



48M
in U.S.
312M
Internationally

HyperSound Clear 500P improves the listening experience and speech intelligibility for individuals with hearing loss

1) Johns Hopkins School of Medicine, Nov 2011. World Health Organization, 2013.
2) The Hearing Review, Tech Topic, Oct 2015.
3) Patient Preferences of 58 adult participants after two minute demonstration of HyperSound Clear 500P at conclusion of their audiologist appointment for a Directed Audio Solution, Hearing Review, 2015.

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NASDAQ:HEAR Large Unmet Need For Better TV Solution 10 360 MILLION 5-7 YEARS 80% Want to hear the TV better² and TV represents over 50% of leisure time for ages 55 and up³ Typical delay between initial hearing care office visit & first hearing aid purchase5 Don’t use hearing aids⁴ Hearing loss sufferers worldwide (48M U.S.)¹ 75%- 80% 1) Wallhagen, MI & Pettengill, E. (2008): Hearing impairment; significant but under-assessed in primary care settings. J Gerontol Nurs. 34: 36-42. 2) Lin, F. et al (2011) Hearing loss prevalence in the United States. Arch Intern Med. 171. 3) Bureau of Labor Statistics, 2015. Data measures an average day. 4) Kochkin, S (2012) MarkeTrak VIII: The Key Influencing Factors in Hearing Aid Purchase Intent. Hearing Review. 3, 12-20. 5) Nash, SD et al (2013). Unmet hearing health care needs: The Beaver Dam Offspring study. American Journal of Public Health. 103, 6, 1134-1139.

2015 Patient Preference Study

TURTLE BEACH CORPORATION NASDAQ:HEAR
HYPERSOUND

- **Study:** Surveyed 58 adults exposed to two minute demonstration of HyperSound Clear 500P at the conclusion of their audiologist appointment
- **Results:**
  - 69% rated the audio experience as "very good" or "excellent"
  - 79% said HyperSound Clear improved their ability to hear and understand speech
  - 69% said they would either maybe, probably or definitely purchase
- **Our conclusion:** HyperSound Clear 500P may have substantial value for consumers with hearing loss and provides clinicians with another intervention option for patients with hearing loss (especially with poor attach rates of hearing aids)

How do you rate your listening experience with HyperSound?


[CELLREF]
[CELLREF]
Very Good 35%
Poor 2%
Excellent 34%

Does HyperSound improve your speech recognition ability?


Improvement 14%
Some Improvement 3%
No Improvement 3%
Tremendous Improvement (Heard Every Word) 16%
Marked Improvement 37%

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TURTLE BEACH CORPORATION NASDAQ:HEAR
HYPERSOUND

HyperSound Clear 500P Home Audio System

HyperSound Clear 500P TV audio solution **improves the listening experience and speech intelligibility** for individuals with hearing loss

- Connects to existing living room TV or audio system
- Targets single listener with HyperSound beam
- Normal audio keeps running for other listeners
- Programmable by a hearing healthcare provider
- Controlled through a remote



How HyperSound Clear 500P Works


Traditional Audio
HyperSound Audio Beams

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TURTLE BEACH CORPORATION NASDAQ:HEAR
HYPERSOUND

HyperSound Clear 500P Consumer Benefits

- **No need to wear headphones:** Crystal clear sound beamed directly to the listener
- **Everyone benefits:** Improved sound clarity and speech intelligibility for targeted listener while everyone else hears normal TV volumes
- **Easy-to-use:** Simple set-up and compatible with most existing TV speakers, sound bars and surround sound systems
- **Individualized experience:** Programmable by a hearing healthcare professional to match a hearing profile and preferences
- **Proprietary voice optimization feature:** When watching Dolby Surround Sound TV programs and movies
- **Overall enhanced home listening experience:** Improves quality of life and enjoyment of family and friends







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NASDAQ:HEAR Preliminary Clinical Results  11 adults with chronic tinnitus tested  Initial results below indicate impressive reductions and suggest that directed HyperSound audio may be able to help people manage chronic tinnitus Additional Potential Application: Tinnitus  Tinnitus is the perception of sound where there is no sound, resulting in ringing, buzzing or other annoying sounds  20M people in the U.S. experience burdensome, chronic tinnitus; 2M have extreme, debilitating cases1  Tinnitus sufferers can purchase special, expensive audio devices which reduce or “mask” the audio with limited effectiveness  Initial results from first clinical study showed impressive reductions in tinnitus loudness and annoyance  We plan to seek FDA clearance to market this potential application and are exploring adding tinnitus masking as an add-on feature to HyperSound CLEAR 500P  Our current HyperSound CLEAR channel (hearing healthcare providers) also provide tinnitus treatments, making this a strong potential fit from a product and channel standpoint 1) https://www.ata.org/understanding-facts. • 61% reduction in perceived tinnitus loudness • 54% reduction in tinnitus annoyance 14 0 10 20 30 40 50 60 70 80 90 100 VAS-Loudness VAS-Annoyance Vis u al Analog S cal e Pre-Exposure Post-Exposure P = 0.000053 P = 0.000068

TURTLE BEACH CORPORATION NASDAQ:HEAR
HYPERSOUND

U.S. Hearing Health Market Structure & Channel Approach

✓ = Signed deals

Retail Channel	Market Size (est.)	Channel Landscape
Independent & Buying Groups	8,000 POS (Points of Sale) 1.2M Units[1]	AHAA American Hearing Aid Associates ✓; AMG Audiology Management Group, Inc. ✓; elite Hearing Network ✓; AudConnex Practice Strategy. Enhanced. ✓; Fuel Medical ✓; Sycle ✓; ARC Amplified Resource Group, LLC ✓
Retail Store Front	4,000 POS 750K Units[1]	Beltone ✓; Connect Hearing; HearUSA America's Most Trusted Name in Hearing Care; Miracle-Ear; All American Hearing; lifestyle Hearing la vie auditive
Veterans Admin.	800 POS 725K Units[1]	Department of Veterans Affairs
Direct to Consumer	300 POS 450K Units[1]	Costco Wholesale; HearPO Hearing Benefits Made Simple; HearingPlanet Welcome to a world of better hearing.

- Initial channel focus for HyperSound Clear represents ~90%+ of the points of sale
- We've already signed ~45% of overall points of sale

1) Approximate units of hearing aids sold via this channel.

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NASDAQ:HEAR Channel Landscape Market Size 1) Approximate units of hearing aids sold via this channel Retail Channel Independent & Buying Groups Retail Store Front NHS (UK) 9,500 Points of Sale (POS) 1.5M Units¹ 8,500 POS 1.65m Units¹ 1.2M Units¹ Launched in Europe late Q1-16 European Market Structure & Channel Approach 16

NASDAQ:HEAR  Simple demo process and customer messaging with demo systems and kiosks  Improve patient experience in order to grow patient traffic, referrals and hearing aid volume  Potentially shorten 5-7 year decision to purchase (sell more hearing aids)  Help build patient trust and strengthen relationships  New revenue streams  Attracts new people into their office (non-hearing aid wearers)  Baby boomer access  Perfect for database marketing opportunity to upsell existing hearing aid owners who still struggle with TV solutions  Grow “tested loss not sold” revenue (database and new patients) 17 HyperSound Clear 500P’s Value Proposition to Hearing Healthcare Providers

Launch Approach and Cadence

TURTLE BEACH CORPORATION NASDAQ:HEAR
HYPERSOUND

- Secured channel relationships with 5,600+ hearing health offices and retail locations in the U.S. (**~45% of total distribution points)** and several large European players
- First months of launch will focus on **small subset of 5,600 offices** as we integrate channel and consumer feedback, refine the channel approach and increase supply
- During first half 2016, we expect to increase manufacturing output and the number of hearing healthcare partner locations that carry HyperSound Clear 500P
- Europe launched Feb 2016 and represents slightly larger market to U.S. with more retail oriented hearing aid channel

We're Partnered with ~45% of the Hearing Health Locations Across the U.S.

elite HEARING NETWORK
AUDCONNEX PRACTICE STRATEGY. ENHANCED.
Beltone New England
FUEL MEDICAL
BATTERY BENELUX
sycle
ARC Amplified Resource Group, LLC
AMG Audiology Management Group, Inc.
AHAA AMERICAN HEARING AID ASSOCIATES

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TURTLE BEACH CORPORATION NASDAQ:HEAR
HYPERSOUND

HyperSound Clear 500P Initial User Feedback

(4.6/5) **Improvement in Speech Clarity**

(4.7/5) **Ease of Use**

(4.7/5) **Overall Satisfaction**

90% **Of owners surveyed report an *improved* or *significantly improved* TV viewing experience[1]**

90% **Of these same owners would recommend to a friend[1]**

"The system is very easy to use and has improved speech clarity. I am satisfied with the purchase."

"I can hear the TV more clearly and would definitely recommend this product to a friend."

"If you turn the speakers off, you notice how much of an improvement it was making."

"Very satisfied. Good product."

"HyperSound should be used by everyone and not just for people with hearing needs. Everyone loves it!"


HYPERSOUND

Source: HyperSound Clear 500P customer survey, Mar 2016 (survey of 10 HyperSound Clear 500P owners).

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NASDAQ:HEAR 0 50 100 150 200 250 Nov Dec Jan Feb Mar Forecast Apr Forecast # of Off ic es Fully Active Stocked HyperSound Clear 500P Initial Feedback  We are in early stage of rollout to hearing healthcare offices, pursuing careful approach to ensure success  Offices require training and multiple visits to become “fully active” (which has taken more time than expected, slowing ramp)  Fully active, productive offices have experienced sales conversion rates of 20+% during product demonstration events  Product survey results from initial set of consumer users are very positive (4.6+ star ratings)1 20 1) Company conducted initial sample phone survey of 10 consumer purchasers and may not be indicative of each listener’s experience. Small, growing number of fully active offices driving sell- through

Potential Growth Opportunities for HyperSound Technology

TURTLE BEACH CORPORATION NASDAQ:HEAR
HYPERSOUND

Commercial

- **Pre-defined sound zones** for in-store promotional, informational, beaconing and way-finding messages
  - Deployed in Nov 2014 to ~1,000 Best Buy stores in Activision Call of Duty® retail displays



- HyperSound/Kiosk pairing has shown a **28% sales increase** in a retail environment[1]
- Audio for **interactive kiosks and displays**
  - 20M digital signs currently in North America[2]
  - 34M ATMs, vending machines and self-services kiosks in N. America by 2015[3]
  - 2.5M self-service kiosks in 2015[2]

1) POPAI | HyperSound In-Store Research Report, Jun. 2015.
2) BUNN Research, Jan. 2014.
3) *Self-Service Markets: ATMs, Kiosks, Vending Machines*, BCC Research, Mar. 2011.

Consumer & Licensing

- Immersive, directed 3D audio presents **consumer opportunities** for:
  - Home theater systems and sound bars
  - Desktop and gaming speakers
  - Other potential consumer audio opportunities
- Potential **licensing market opportunities** include:
  - Automotive and other transportation markets
  - Government and military applicants
  - Displays and televisions





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NASDAQ:HEAR HyperSound Commercial Pipeline Sample 22  Partnerships with six major retail display manufacturers:  WestRock  POP Displays  Hughes Network Systems  Four Winds Interactive  22 Miles Wayfinding  Inception Visual  Strong pipeline of projects and proposals:  Grocery and Check-Out and Isle Marketing  Virtual Teller Applications  Banking Privacy and Messaging  Airport Wayfinding  Theme Park Usage

TURTLE BEACH CORPORATION NASDAQ:HEAR
HYPERSOUND

POPAI HyperSound Commercial Pro Audio: Case Study

POPAI
THE GLOBAL ASSOCIATION FOR MARKETING AT RETAIL

In June of 2015, POPAI UK & Ireland evaluated the impact of HyperSound on shopper buying habits

In-Store Situation

- Shoppers conduct their shopping on "auto pilot," relying on in-store cues to trigger "manual control"
- The check-out is a significant opportunity for display
- Shoppers are more interested in checking their phone than observing the purchase opportunities around them

Question

- Can sound be deployed in a practical and effective way to deliver value to brands and retailers alike?

Research Methodology

- Two retail stores operating under the SPAR brand (a Dutch multinational retail chain)
- HyperSound was installed and competed with a wide range of ambient noise, including road and traffic noise and in-store radio
- HyperSound was working without the support of any other POS, media or product placement
- POPAI tested based on following areas
  - Video analysis of shopper behavior
  - Analysis of EPOS sales from test stores vs. control store panel
  - Shopper response
  - Staff response

The Results/Conclusion

- HyperSound had a remarkable impact on sales -- growth of up to 46%
- Engagement with the messaging was very high and overall shopper awareness of the messaging was recorded at 50%
- HyperSound audio was proven to be successful with a broad range of consumers ranging from 18 to over 65 years old

Summary

- From the results obtained, we believe there is clear evidence that the HyperSound solution will prove a valuable addition to the retailers by engaging customers, shaking them out of their subconscious state while shopping, and encouraging increased up take of the relevant brands.

Sales Increase by Brand


13%
16%
30%
46%
Scratchcards
Lottery Tickets
Red Bull
Wrigleys

GDES Performance


1%
28%
Ave. P-O-P
HyperSound

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NASDAQ:HEAR $0.0M $1.0M $2.0M $3.0M $4.0M $5.0M $6.0M $7.0M $8.0M $9.0M Q1-15 Q2-15 Q3-15 Q4-15 2016E¹ Key Takeaways  HyperSound is a disruptive innovation in audio technology  Recent launch of HyperSound Clear 500P into the $5 billion hearing health category represents a major growth opportunity  Viability in commercial markets demonstrated by national retail chain rollout, with further opportunities in consumer markets and licensing agreements  Patent portfolio creates competitive barriers to entry  Favorable financial profile with target gross margins over 50% 24 HyperSound Revenues Beginning to Ramp 1) Guidance reiterated March 24, 2016.

NASDAQ:HEAR Contact Information Investor Relations: Media Contact: Cody Slach Maclean Marshall Liolios Turtle Beach Corporation 949.574.3860 858.914.5093 HEAR@Liolios.com Maclean.Marshall@turtlebeach.com www.turtlebeach.com www.hypersound.com C O M PA N Y W E B S I T E S www.turtlebeachcorp.com Contact Us 25